Exhibit 10.18

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of November 4, 2013, to be effective as of September 30, 2013, among UNIVERSAL AMERICAN CORP., a Delaware corporation (the “Borrower”), other Loan Parties, certain Lenders party to the Credit Agreement (hereinafter defined) and BANK OF AMERICA, N.A., as the Administrative Agent for the Lenders.

The Borrower, the Lenders and the Administrative Agent are party to the Credit Agreement dated as of March 2, 2012 (as heretofore amended or modified, the “Credit Agreement”), and have agreed, upon the following terms and conditions, to amend the Credit Agreement in certain respects. Accordingly, for valuable and acknowledged consideration, the Borrower, the Lenders and the Administrative Agent agree as follows:

1.                                      Defined Terms.  Unless otherwise stated in this Amendment, terms defined in the Credit Agreement have the same meanings when used in this Amendment.

2.                                      Amendments to Credit Agreement.

(a)                                 The following definitions are added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Interim Leverage Ratio” means, as of any date of determination, the ratio of (a) all Indebtedness of the Borrower and its Subsidiaries, on a consolidated basis, as of such date to (b) the sum of (i) all Indebtedness of the Borrower and its Subsidiaries, on a consolidated basis, as of such date plus (ii) consolidated shareholders’ equity (excluding accumulated other comprehensive income) of the Borrower and its Subsidiaries as of such date determined in accordance with GAAP.

“Interim Period” means the period commencing on September 30, 2013 to and including December 31, 2014. The Interim Period shall include the fiscal quarter ending on September 30, 2013.

“Liquid Assets” means, at any time of determination, the sum of (a) the difference of (i) the Revolving Credit Facility then in effect minus (ii) the Total Revolving Credit Outstandings plus (b) unrestricted cash and Cash Equivalents of the Borrower (excluding its Subsidiaries).

(b)                                 The definition of “Pro Forma Compliance” in Section 1.01 of the Credit Agreement is hereby amended by adding the following at the end thereof:

“Notwithstanding the foregoing, during the Interim Period, the reference to Section 7.11(b) and (c) in the foregoing clause (a) shall be deemed to be Section 7.11(d), (e) and (f), provided that in determining Pro Forma Compliance during the Interim Period, the maximum permitted Interim Leverage Ratio referenced in Section 7.11(d) shall be deemed to be 20%.”

(c)                                  Each of Section 7.02(j) and Section 7.03(h)(iv) of the Credit Agreement is hereby amended by adding “, if applicable” immediately after the reference to “Section 7.11(b)”.

(d)                                 Section 7.06(e) of the Credit Agreement is hereby amended by adding the following at the end thereof:

“Notwithstanding the foregoing, this clause (e) shall not apply during the Interim Period.”

(e)                                  Section 7.06 of the Credit Agreement is hereby amended by adding the following clause (f) at the end thereof:

“(f) during the Interim Period, the Borrower may make Restricted Payments in cash not to exceed $20,000,000, in the aggregate, solely for the purpose of redeeming the Equity Interests of Borrower owned by certain holders of 5% or more of the Equity Interests of the Borrower and their respective Affiliates; provided that (i) the Borrower shall notify the Administrative Agent of each such Restricted Payment at least five (5) Business Days in advance, (ii) each time the Borrower makes such Restricted Payment, the Borrower shall, at the same time, prepay the principal amount of the Term Facility Loans in an amount equal to 50% of such Restricted Payment and such amount shall be applied to the principal repayment installments with respect to the Term Facility under Section 2.07(a) in direct order of maturity, and (iii) no Term Facility Lender may reject its portion of such prepayment.”

(f)                                   Section 7.11(b) of the Credit Agreement is hereby amended by adding the following at the end thereof:

“Notwithstanding the foregoing, compliance with this clause (b) shall not be required with respect to each fiscal quarter ending during the Interim Period; provided that (i) the Applicable Rate during the Interim Period shall continue to be determined based on the Consolidated Leverage Ratio and (ii) the Borrower shall continue to deliver the Compliance Certificate, including information regarding Consolidated Leverage Ratio, in accordance with Section 6.02(b) hereof.”

(g)                                  Section 7.11(c) of the Credit Agreement is hereby amended by adding the following at the end thereof:

“Notwithstanding the foregoing, compliance with this clause (c) shall not be required with respect to each fiscal quarter ending during the Interim Period; provided the Borrower shall continue to deliver the Compliance Certificate, including information regarding Consolidated Debt Service Coverage Ratio, in accordance with Section 6.02(b) hereof.”

(h)                                 Section 7.11 of the Credit Agreement is hereby amended by adding the following clauses (d), (e) and (f) at the end thereof:

“(d) Interim Leverage Ratio.  Permit the Interim Leverage Ratio to be more than 22.5% at any time during the Interim Period.

(e) Minimum Liquidity.  Permit the Liquid Assets to be less than $95,000,000 at any time during the Interim Period.

(f) Aggregate Risk Based Capital.  Permit the Risk Based Capital Ratio, on an aggregate basis for all Regulated Insurance Companies, as of the end of any quarterly accounting period during the Interim Period, to be less than 2.00:1.00.”

(i)                                     During the Interim Period, Schedule 1 to Exhibit D (Compliance Certificate) of the Credit Agreement shall be replaced with Appendix A attached hereto.

3.                                      Conditions Precedent to Effectiveness of Amendment.  This Amendment shall not be effective unless and until:

(a)                                 the Administrative Agent receives:

(i)                                     counterparts of this Amendment executed by the Borrower and the other Loan Parties, the Required Lenders and the Administrative Agent;

(ii)                                  payment of the Term Facility Loans in the principal amount of $17,835,739.20 (representing the aggregate principal amount required to be paid during the Interim Period (other than the installment payment required on September 30, 2013) under Section 2.07(a) of the Credit Agreement), together with accrued interest thereon (the “Required Amortization Payment”); provided that the Borrower may not request a Borrowing under the Revolving Credit Facility and use the proceeds of such Borrowing to make such Required Amortization Payment;

(iii)                               payment of an amendment fee to each Lender that executes and delivers this Amendment at or before noon, New York time on October 31, 2013, in an amount equal to 0.125% of the sum of (i) the outstanding principal balance of the Term Facility Loan owing to such Lender and (ii) the Revolving Credit Commitment of such Lender, in each case immediately before giving effect to the Required Amortization Payment;

(iv)                              payment of all fees set forth in the Fee Letter executed in connection with this Amendment; and

(v)                                 payment of all reasonable expenses, including reasonable legal fees and expenses of counsel to the Administrative Agent, incurred by the Administrative Agent in connection with this Amendment;

(b)                                 all representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents are true and correct in all respects as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date, in which case such representations and warranties were true and accurate in all respects on and as of such earlier date;

(c)                                  no Default or Event of Default shall have occurred and be continuing both before and after giving effect to the transactions contemplated in this Amendment; and

(d)                                 the Administrative Agent receives duly executed officer certificates, together with all amendments and supplements to the Organization Documents of the Loan Parties since March 2, 2012.

4.                                      Acknowledgment and Ratification.

(a)                                 As a material inducement to the Administrative Agent and Lenders to execute and deliver this Amendment, the Borrower and each other Loan Party (i) consent to the agreements in this Amendment, and (ii) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of Borrower or the other Loan Parties under their respective Loan Documents, which Loan Documents shall remain in full force and effect, and all Liens, guaranties, and rights thereunder are hereby ratified and confirmed.  The receipt of each other Loan Party’s consent and acknowledgement hereunder shall not constitute a requirement that the Administrative Agent and Lenders obtain such consent or acknowledgement in connection with any other amendment, modification, or waiver of any term or provision of any Loan Documents.

(b)                                 The Borrower agrees that prior to December 31, 2014, it shall not request any increase in the Revolving Credit Facility or the Term Facility, or to request any Additional Term Facility, and any such request shall be disregarded and shall be of no effect whatsoever.

(c)                                  The Lenders hereby acknowledge that the Required Amortization Payment represents installment payments required to be made by the Borrower under Section 2.07(a) of the Credit Agreement during the Interim Period (other than the installment payment required on September 30, 2013). For the avoidance of doubt, the Required Amortization Payment shall be applied to the principal repayment installments with respect to the Term Facility under Section 2.07(a) of the Credit Agreement in direct order of maturity.

(d)                                 The Administrative Agent, the Lenders and the Borrower agree that in calculating Excess Cash Flow, (i) only $3,567,147.84 of the Required Amortization Payment shall be included in clause (b)(ii) of the definition of “Excess Cash Flow” for the Excess Cash Flow Period ending on December 31, 2013, and (ii) the remainder of the Required Amortization Payment shall be included in clause (b)(ii) of the definition of “Excess Cash Flow” for the Excess Cash Flow Period ending on December 31, 2014.

(e)                                  Without limiting any applicable terms or conditions in the Credit Agreement, the Administrative Agent, the Lenders and the Borrower acknowledge that as of the date hereof and in addition to the amount permitted under Section 7.06(f) of the Credit Agreement, the amount of Restricted Payments the Borrower may make under Section 7.06(d) of the Credit Agreement is $45,222,000.

5.                                      Eligible Contract Participant Status.

(a)                                 Any Guarantee of, or collateral securing, the Obligations, provided by a Loan Party that is not an “eligible contract participant” under the Commodity Exchange Act (the “Specified Loan Party”) shall not include the Excluded Swap Obligation.

(b)                                 Each Loan Party that is a Qualified ECP Loan Party hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Loan Party’s obligations and undertakings hereunder voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Loan Party hereunder shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Qualified ECP Loan Party intends this clause (b) to constitute, and this clause (b) shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.

(c)                                  “Swap Obligations” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

(d)                                 “Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation is or becomes illegal under the Commodity Exchange Act or the Commodity Futures Trading Commission by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Swap Obligation or security interest is or becomes illegal.

(e)                                  “Qualified ECP Loan Party” shall mean, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time under §1418(A)(v)(II) of the Commodity Exchange Act.

6.                                      Representations.  Each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows: (a) the execution, delivery and performance by such Loan Party of this Amendment has been duly authorized by all necessary corporate action; (b) after giving effect to this Amendment, all representations and warranties made or deemed made by each Loan Party in the Loan Documents are true and correct in all respects as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date, in which case such representations and warranties were true and accurate in all respects on and as of such earlier date; and (c) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

7.                                      Effect of Amendment.  This Amendment is a Loan Document.  Except as expressly modified and amended by this Amendment, all of the terms, provisions and conditions of the Loan Documents shall remain unchanged and in full force and effect. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any rights of Lenders under any Loan Document, nor constitute a waiver under any of the Loan Documents. If any part of this Amendment is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable.  The Loan Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

8.                                      Expenses.  The Borrower shall pay all reasonable fees and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s counsel in connection with the negotiation, preparation, delivery and execution of this Amendment and any related documents.

9.                                      Waivers.

(a)                                 Each Lender that executes and delivers this Amendment hereby waives all breakage costs incurred by it and required to be paid by the Borrower pursuant to Section 3.05 of the Credit Agreement in connection with the Required Amortization Payment.

(b)                                 Each Loan Party (i) acknowledges and agrees that, as of the date hereof, it has no actual or potential claim or cause of action against the Administrative Agent or any Lender relating to any Loan Documents or any actions or events occurring on or before the date of this Amendment and (ii) waives and releases any right to assert such claim or cause of action to the extent based on actions or events occurring on or before the date hereof.

11.                               Governing Law.  This Amendment shall be governed by and construed in accordance with and be governed by the laws of the State of New York, without regard to conflict of laws principles.

12.                               Counterparts.  This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.  Delivery of an executed signature page to this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

13.                               ENTIRETY.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERCEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF.  THESE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

14.                               Parties.  This Amendment binds and inures to the benefit of the Borrower, the other Loan Parties, the Administrative Agent, the Lenders and their respective permitted successors and assigns.

[REMAINDER OF PAGE INTENTIONALLY BLANK.]

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Universal American Corp., as the Borrower, the other Loan Parties, Bank of America, N.A., as the Administrative Agent, and certain Lenders party thereto.

THE BORROWER:

UNIVERSAL AMERICAN CORP.

By:	/s/ Robert A. Waegelein
Name:	Robert A. Waegelein
Title:	President and Chief Financial Officer

OTHER LOAN PARTIES:

UNIVERSAL AMERICAN HOLDINGS LLC

By:	UNIVERSAL AMERICAN CORP.,
its Sole Member

	By:	s/s Robert A. Waegelein
	Name:	Robert A. Waegelein
	Title:	President and Chief Financial Officer

HERITAGE HEALTH SYSTEMS, INC.

By:	/s/ Robert A. Waegelein
Name:	Robert A. Waegelein
Title:	Executive Vice President

APS PARENT, INC.

By:	/s/ Robert A. Waegelein
Name:	Robert A. Waegelein
Title:	Vice President

Signature Page to First Amendment to Credit Agreement

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Universal American Corp., as the Borrower, the other Loan Parties, Bank of America, N.A., as the Administrative Agent, and certain Lenders party thereto.

UAM/APS HOLDING CORP.

By:	/s/ Robert A. Waegelein
Name:	Robert A. Waegelein
Title:	Vice President

COLLABORATIVE HEALTH SYSTEMS, INC.

By:	/s/ Robert A. Waegelein
Name:	Robert A. Waegelein
Title:	Executive Vice President

COLLABORATIVE HEALTH SOLUTIONS, LLC

By:	UNIVERSAL AMERICAN CORP.,
its Sole Member

	By:	/s/ Robert A. Waegelein
	Name:	Robert A. Waegelein
	Title:	President and Chief Financial Officer

Signature Page to First Amendment to Credit Agreement

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Universal American Corp., as the Borrower, the other Loan Parties, Bank of America, N.A., as the Administrative Agent, and certain Lenders party thereto.

APS HEALTHCARE, INC.

By:	/s/ Robert A. Waegelein
Name:	Robert A. Waegelein
Title:	President

APS HEALTHCARE HOLDINGS, INC.

By:	/s/ Robert A. Waegelein
Name:	Robert A. Waegelein
Title:	President

APS HEALTHCARE BETHESDA, INC.

By:	/s/ Robert A. Waegelein
Name:	Robert A. Waegelein
Title:	President

INNOVATIVE RESOURCE GROUP, LLC

By:	/s/ Robert A. Waegelein
Name:	Robert A. Waegelein
Title:	President

HARMONY HEALTH, INC.

By:	/s/ James P. McAleer
Name:	James P. McAleer
Title:	Vice President

Signature Page to First Amendment to Credit Agreement

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Universal American Corp., as the Borrower, the other Loan Parties, Bank of America, N.A., as the Administrative Agent, and certain Lenders party thereto.

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/Aamir Saleem
Name:	Aamir Saleem
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Yinghua Zhang
Name:	Yinghua Zhang
Title:	Vice President

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Universal American Corp., as the Borrower, the other Loan Parties, Bank of America, N.A., as the Administrative Agent, and certain Lenders party thereto.

FIFTH THIRD BANK, as a Lender

By:	/s/ Vera B. McEvoy
Name:	Vera B. McEvoy
Title:	Healthcare Officer

SunTrust Bank, as a Lender

By:	/s/ Katherine Bass
Name:	Katherine Bass
Title:	Director

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jennifer Hwang
Name:	Jennifer Hwang
Title:	Vice President

UNION BANK, N.A., as a Lender

By:	/s/ Richard A. Lopatt
Name:	Richard A. Lopatt
Title:	Vice President

ASSOCIATED BANK, NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Liliana Huerta
Name	Liliana Huerta
Title:	Vice President

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Universal American Corp., as the Borrower, the other Loan Parties, Bank of America, N.A., as the Administrative Agent, and certain Lenders party thereto.

COMPASS BANK, as a Lender

By:	/s/ Brandon Kelley
Name:	Brandon Kelley
Title:	Senior Vice President

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory